PAGE 1

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                         FORM 8-K/A

The purpose of this Amendment is to attach Exhibit 20 which was inadvertently left off of the original filing.

                            CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 1995

                 ARCHER-DANIELS-MIDLAND COMPANY
        (Exact name of Registrant as specified in its charter)


       Delaware                1-44                  41-0129150
    (State or other          (Commission          (I.R.S.
Employer
     jurisdiction       File Number)         Identification
No.)
     of incorporation)



                      4666 Faries Parkway
                       Decatur, Illinois           62526
         (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code:
217/424-5200

                                Not Applicable
        (Former name or former address, if changed since last report)

1
     PAGE 2


                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ARCHER-DANIELS-MIDLAND
COMPANY




______________________________
                                          /s/R. P. Reising
                                          R. P. Reising
                                   Vice President, Secretary
                                   and General Counsel
Dated: July 26, 1995

2

     PAGE 3

                          EXHIBIT INDEX

Exhibit No.              Exhibit                  Form of
     Filing

20             Press release of the Company       Electronic
dated July 28, 1995                 Transmission


3